UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

BALL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 469-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry Into a Material Definitive Agreement.

On December 14, 2015, the Company completed its previously announced underwritten public offering of $1,000,000,000 in aggregate principal amount of 4.375% Senior Notes due 2020 (the “2020 Dollar Notes”), €400,000,000 in aggregate principal amount of 3.500% Senior Notes due 2020 (the “2020 Euro Notes”) and €700,000,000 in aggregate principal amount of 4.375% Senior Notes due 2023 (the “2023 Euro Notes” and together with the 2020 Dollar Notes and 2020 Euro Notes, the “Notes”). The Notes were issued under an Indenture, dated November 27, 2015 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated December 14, 2015, among the Company, the subsidiary guarantors named therein (the “Guarantors”) and the Trustee with respect to the 2020 Dollar Notes (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated December 14, 2015, among the Company, the Guarantors and the Trustee with respect to the 2020 Euro Notes (the “Second Supplemental Indenture”) and the Third Supplemental Indenture, dated December 14, 2015, among the Company, the Guarantors and the Trustee with respect to the 2023 Euro Notes (the “Third Supplemental Indenture” and together with the Base Indenture, First Supplemental Indenture and Second Supplemental Indenture, the “Indenture”).  The Indenture and the form of the Notes, which are attached as exhibits to each of the First Supplemental Indenture, Second Supplemental Indenture and Third Supplemental Indenture, provide, among other things, that the Notes are senior unsecured obligations of the Company.

Interest is payable on the Notes on January 1 and July 1 of each year beginning on July 1, 2016.  The 2020 Dollar notes will mature on December 15, 2020, the 2020 Euro Notes will mature on December 15, 2020 and the 2023 Euro notes will mature on December 15, 2023.

The Company may redeem each series of the Notes at any time in whole, or from time to time in part, at its option at a price equal to the greater of (1) 100% of the principal amount of the notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such notes discounted to the date of redemption (excluding interest accrued to the date of redemption), on a semiannual basis (assuming, in the case of the 2020 Dollar Notes, a 360-day year consisting of twelve 30-day months and, in the case of the 2020 Euro Notes and 2023 Euro Notes, a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed), (i) at a rate equal to the sum of the Treasury Rate plus 50 basis points in respect of the 2020 Dollar Notes and (ii) at a rate equal to the sum of the Comparable Government Bond Rate plus (a) 50 basis points in respect of the 2020 Euro Notes and (b) 50 basis points in respect of the 2023 Euro Notes, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In the event that the Company’s previously announced acquisition of Rexam PLC (the “Rexam Acquisition”) is not consummated on or prior to November 15, 2015, or if prior November 15, 2016 the Company notifies the Trustee in writing that the Rexam Acquisition has lapsed or been withdrawn (such event being a “Mandatory Redemption Event”), the Company will redeem all outstanding notes of each series (the “Special Mandatory Redemption”) at a price equal to, for each series of the Notes, 100% of the issue price of such Notes, plus accrued and unpaid interest from the issue date to, but excluding, the Special Mandatory Redemption date provided in the notice sent by the Company to the Trustee within five business days following the occurrence of a Mandatory Redemption Event.

The Company’s payment obligations under the Notes are fully and unconditionally guaranteed on an unsecured senior basis by substantially all of its existing domestic subsidiaries and will be guaranteed by the Company’s future domestic subsidiaries that are the guarantors of the Company’s other indebtedness. The Notes are not guaranteed by any of the Company’s foreign subsidiaries.

Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase each series of the Notes at a price equal to 101% of the principal amount of each series of the Notes, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

A copy of the Base Indenture is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K, and copies of the First Supplemental Indenture, Second Supplemental Indenture and Third Supplemental Indenture are attached hereto as Exhibit 4.2, 4.4 and 4.6 to this Current Report on Form 8-K and are incorporated by reference herein. The above description of the material terms of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01.                Other Events.

In connection with the Offering, the Company is filing three legal opinions as Exhibit 5.1, Exhibit 5.2 and Exhibit 5.3 to this Current Report on Form 8-K, each of which are incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated November 27, 2015, between Ball Corporation and Deutsche Bank Trust Company Americas (incorporated by reference to Form S-3 (No. 333-208235) filed November 27, 2015)

4.2	First Supplemental Indenture, dated December 14, 2015, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas

4.3	Form of Ball Corporation’s 4.375% Senior Notes due 2020 (included in Exhibit 4.2 hereto)

4.4	Second Supplemental Indenture, dated December 14, 2015, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas

4.5	Form of Ball Corporation’s 3.500% Senior Notes due 2020 (included in Exhibit 4.4 hereto)

4.6	Third Supplemental Indenture, dated December 14, 2015, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas

4.7	Form of Ball Corporation’s 4.375% Senior Notes due 2023 (included in Exhibit 4.6 hereto)

5.1	Opinion of Charles E. Baker

5.2	Opinion of Todd A. Mikesell

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION

Date:	December 16, 2015	By:	/s/ Charles E. Baker
Charles E. Baker
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated November 27, 2015, between Ball Corporation and Deutsche Bank Trust Company Americas (incorporated by reference to Form S-3 Registration No. 333-208235 filed with the SEC on November 27, 2015)

4.2	First Supplemental Indenture, dated December 14, 2015, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas

4.3	Form of Ball Corporation’s 4.375% Senior Notes due 2020 (included in Exhibit 4.2 hereto)

4.4	Second Supplemental Indenture, dated December 14, 2015, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas

4.5	Form of Ball Corporation’s 3.500% Senior Notes due 2020 (included in Exhibit 4.4 hereto)

4.6	Third Supplemental Indenture, dated December 14, 2015, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas

4.7	Form of Ball Corporation’s 4.375% Senior Notes due 2023 (included in Exhibit 4.6 hereto)

5.1	Opinion of Charles E. Baker

5.2	Opinion of Todd A. Mikesell

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP